UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington DC 20549
________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  December 17, 2010

NORTHWEST INDIANA BANCORP
(Exact name of registrant as specified in its charter)

Indiana	000-26128	35-1927981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9204 Columbia Avenue
Munster, Indiana 46321
(Address of principal executive offices) (Zip Code)

(219) 836-4400
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

                        On December 17, 2010, the Northwest Indiana Bancorp, the parent company for Peoples Bank, announced that the Board of Directors of the Bancorp declared a dividend of $0.15.  The dividend is payable on January 4, 2010 to shareholders of record on December 30, 2010.

SIGNATURE

                        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2010

NORTHWEST INDIANA BANCORP

By:	/s/ David A. Bochnowski
Name: David A. Bochnowski
Title: Chairman of the Board and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated December 17, 2010.